CONTRACTS IN PROGRESS	12 Months Ended
Dec. 31, 2025
Construction Contracts [Abstract]
CONTRACTS IN PROGRESS	CONTRACTS IN PROGRESS

(US$ MILLIONS)	2025	2024	2023
Contract costs incurred to date	$12,361	$11,241	$13,519
Profit recognized to date	524	203	170
	12,885	11,444	13,689
Less: progress billings	(13,159)	(11,692)	(13,990)
Contract work in progress (liability)	$(274)	$(248)	$(301)
Comprising:
Amounts due from customers — work in progress (1)	$118	$170	$200
Amounts due to customers — creditors (2)	(392)	(418)	(501)
Net work in progress	$(274)	$(248)	$(301)
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(1)The change in the balance from December 31, 2024 was due to billed amounts of $2,134 million, additions to work in progress of $2,182 million, dispositions of $115 million and an increase of $15 million from other changes.
(2)The change in the balance from December 31, 2024 was due to recognized revenue of $347 million, additions to work in progress of $291 million and an increase of $30 million from other changes.